UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20599

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 2004

BASSETT FURNITURE INDUSTRIES, INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-209	54-0135270
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

3525 FAIRYSTONE PARK HIGHWAY BASSETT, VIRGINIA	24055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 276/629-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On September 28, 2004, Bassett Furniture Industries issued a news release relating to, among other things, the third quarter financial results for fiscal year 2004. A copy of the news release announcing this information is attached to this report as Exhibit 99.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Effective September 27, 2004, William C. Wampler, Jr. has been elected to the Company’s Board of Directors. The Board of Directors has not determined on which of its committees he will serve.

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

(a) Amendment to By-Laws:

On September 27, 2004, Article III, Section 2 of the Company’s By-Laws was amended to increase the number of directors from ten to eleven. Exhibit 3 of this Form 8-K contains the Company’s By-Laws as amended September 27, 2004.

Item 9.01. Financial Statements and Exhibits

Exhibit 3    By-Laws of Bassett Furniture Industries, Inc.

Exhibit 99  News release issued by Bassett Furniture Industries, Inc. on September 28, 2004.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BASSETT FURNITURE INDUSTRIES, INCORPORATED

Date: September 28, 2004	By:	/s/ Barry C. Safrit
Barry C. Safrit
	Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

Description
Exhibit No. 3	By-Laws

Exhibit No. 99	News release issued by Bassett Furniture Industries on September 28, 2004.